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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
STRATEGIC DISTRIBUTION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STRATEGIC DISTRIBUTION, INC.
1414 Radcliffe Street, Suite 300
Bristol, Pennsylvania 19007

NOTICE & PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2005

To Strategic Distribution Shareholders:

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Strategic Distribution, Inc. ("SDI" or the "Company"), a Delaware corporation, will be held on May 18, 2005, at 10:00 a.m., local time, at the offices of Interlaken Capital, Inc., 475 Steamboat Road, Greenwich, Connecticut 06830, for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To elect nine (9) directors to serve for the ensuing year and until their successors are elected ("Proposal I");

  2.
  To ratify the appointment of KPMG LLP as the independent registered public accounting firm of SDI for the fiscal year ending December 31, 2005 ("Proposal II"); and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 6, 2005 are entitled to receive notice of and to vote at the meeting.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are encouraged to complete, date, sign and mail the enclosed proxy card as promptly as possible in the envelope provided. Shareholders attending the meeting may vote in person even if they have returned a proxy.

        THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THE PROPOSED ACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES AS DIRECTORS AND FOR PROPOSAL II.

By order of the Board of Directors

William R. Berkley Chairman of the Board of Directors

April 18, 2005

IMPORTANT: Please complete, date, sign and mail promptly the enclosed proxy in the postage-paid envelope provided to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have sent in your proxy.

STRATEGIC DISTRIBUTION, INC.
1414 Radcliffe Street, Suite 300
Bristol, Pennsylvania 19007

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Strategic Distribution, Inc. ("SDI" or the "Company"), for use at the annual meeting of shareholders to be held on May 18, 2005 at 10:00 a.m., local time, at the offices of Interlaken Capital, Inc., 475 Steamboat Road, Greenwich, Connecticut 06830, and at any adjournment thereof (the "Meeting"). This Proxy Statement and the accompanying 2004 Annual Report of the Company are first being sent, on or about April 21, 2005, to persons who were shareholders of record on April 6, 2005.

        Written communications to the Company should be sent to the Company's office at 1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania 19007. The Company can be reached by telephone at (215) 633-1900.

Matters to be Considered at the Meeting

        At the Meeting, the holders of shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company will be asked to consider and vote upon two proposals described in this Proxy Statement and on any other matters properly brought before the Meeting.

        The following is a brief summary of the two proposals. The summary is not intended to be a complete statement of all material features of the proposals and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. The members of the Board of Directors unanimously recommend a vote in favor of the nominees as directors, and in favor of the ratification of the appointment of the Company's independent registered public accounting firm.

Proposal I

        Proposal I concerns the election of a board of nine (9) directors, all of whom are currently serving as members of the Board of Directors.

Proposal II

        Proposal II concerns the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2005.

Voting at the Meeting

        The Board of Directors has fixed the close of business on April 6, 2005 as the record date for the Meeting, and only holders of record of the Common Stock at the close of business on that date are entitled to notice of, and to vote at, the Meeting. On that date, there were outstanding and entitled to vote 2,958,174 shares of the Common Stock, held by approximately 1,400 holders of record. The holders of a majority of the shares of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Meeting.

        The election of the Board of Directors requires the affirmative vote of a plurality of the shares of the Common Stock present, in person or by proxy, and voting at the Meeting. "Plurality" means that the individuals who receive the greatest number of votes cast "for" are elected as directors up to the maximum number of directors to be chosen at the Meeting. The approval of Proposal II requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting.

        Shareholders may cast their votes in favor of or against each matter presented at the Meeting, or shareholders may abstain from voting. Shareholders abstaining will be deemed present at the Meeting for the purpose of determining whether a quorum has been constituted; however, an abstention on Proposal II will have the effect of a negative vote. Broker non-votes will be counted for the purpose of determining whether a quorum has been constituted, but will be disregarded for voting purposes. A broker non-vote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required. William R. Berkley beneficially owns approximately 24.49% of the outstanding shares of the Common Stock and has advised the Company that he intends to vote such shares in favor of the proposals described herein.

Proxies

        If the enclosed proxy is properly executed and returned in time for the Meeting, the shares of the Common Stock represented thereby will be voted in accordance with the instructions given thereon. If no instructions are given, such shares will be voted "for" each nominee as director and "for" Proposal II. Proxies will extend to, and be voted at, any adjournment of the Meeting.

        The Board of Directors does not intend to bring before the Meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the Meeting. However, should any other matter properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon and it is the intention of the persons named as proxies in the accompanying proxy or their duly authorized and constituted substitutes to vote or act thereon in accordance with their best judgment.

        Any shareholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised by giving written notice to the Secretary of the Company at the Company's address set forth above, by voting the shares represented by such proxy in person at the Meeting or by giving a later dated proxy at any time before the shares are voted at the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy.

Expenses of Solicitation

        The costs of the solicitation of proxies will be borne by the Company. Such costs include preparing, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy and reimbursing brokerage firms and others for reasonable expenses incurred by them in connection with forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may include telephone or other communications by directors, officers or regular employees of the Company acting without special compensation.

DESCRIPTION OF OUTSTANDING CAPITAL STOCK

        The Common Stock is the only class of capital stock of the Company outstanding and entitled to vote. As of April 6, 2005, there were issued and outstanding 2,958,174 shares of the Common Stock. As of April 6, 2005, there were outstanding options issued under the Company's Amended and Restated 1990 Incentive Stock Option Plan (the "1990 Plan") to purchase a total of 19,351 shares of the Common Stock at prices ranging from $3.40 to $64.40 per share, outstanding options issued under the Company's 1999 Incentive Stock Option Plan (the "1999 Plan") to purchase a total of 67,100 shares of the Common Stock at prices ranging from $3.60 to $13.90 per share, and outstanding options issued under the Company's Amended and Restated 1996 Non-Employee Director Stock Plan (the "Director Stock Plan") to purchase a total of 14,000 shares of the Common Stock at prices ranging from $.10 to $14.05 per share.

        Each share of the Common Stock is entitled to one vote.

ELECTION OF DIRECTORS
(PROPOSAL I)

Introduction

        The Board of Directors unanimously recommends that shareholders vote FOR the election as directors of the nominees referred to in this section.

        The following table sets forth each nominee's name, age and the year in which such nominee first became a director:

Name	Position(s)	Age	Year First Became Director
William R. Berkley	Chairman of the Board of Directors and Director of the Company	59	1994
William R. Berkley, Jr.	Director of the Company	32	2001
Andrew M. Bursky	Director of the Company	48	1988
Catherine James Paglia	Director of the Company	52	1990
Robert D. Neary	Director of the Company	71	1999
Jack H. Nusbaum	Director of the Company	64	1996
Joshua A. Polan	Director of the Company	57	1988
Mitchell I. Quain	Director of the Company	53	1995
Ronald C. Whitaker	Director of the Company	57	2001

        Directors are elected to serve for one year or until the next annual meeting of shareholders.

        The nine individuals set forth in the above table are all of the nominees for election as directors at the Meeting. All of the nominees have consented to being named as such in this Proxy Statement and have agreed to serve if elected. If any nominee should become unavailable, the persons voting the proxies solicited hereby may in their discretion vote for a substitute nominee. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Background of Nominees

        The following is a brief account of the business experience of each of the nominees for election as a director. Except as indicated below, there are no family relationships or special understandings pursuant to which such persons have been nominated as directors of the Company. None of the nominees has any substantial interest in any matter to be acted upon, other than the election of directors.

        William R. Berkley has been a member of the Board of Directors since 1994, and was elected Chairman of the Board of Directors in March 2000. Mr. Berkley has served as Chairman of the Board of Directors and Chief Executive Officer of W.R. Berkley Corporation, a publicly held property casualty insurance company, since its formation in 1967. He serves as the Chairman of the Board of Directors or Lead Director of a number of other public and private companies. These include The First Marblehead Corporation, a publicly held provider of outsourcing services for private education lending; Associated Community Bancorp, Inc., a bank holding company which owns all of the issued and outstanding shares of Connecticut Community Bank, N.A., a federally chartered commercial bank; and Interlaken Capital, Inc., a private investment firm ("Interlaken Capital"). Mr. Berkley is Vice-Chairman, and a member of the Executive Committee, of the Board of Trustees of the University of Connecticut; a Trustee and member of the Executive Committee of the Board of Trustees of

New York University; Chairman of the Board of Overseers of New York University Stern School of Business; a Director of Georgetown University; and Co-Chairman of the Sabin Vaccine Institute. Mr. Berkley is the father of William R. Berkley, Jr.

        William R. Berkley, Jr. has been a member of the Board of Directors since 2001. He serves as Senior Vice President—Specialty Operations of W.R. Berkley Corporation, where he has been employed since September 1997. From July 1995 to August 1997, Mr. Berkley served in the Corporate Finance department of Merrill Lynch Investment Company. He is a director of W.R. Berkley Corporation; Associated Community Bancorp, Inc. and its Connecticut Community Bank, N.A. subsidiary; LD Realty Advisors LLC; and Interlaken Capital. Mr. Berkley is the son of William R. Berkley.

        Andrew M. Bursky has been a member of the Board of Directors since July 1988. From July 1988 to March 2000, he served as Chairman of the Board of Directors. He was President of the Company from November 1989 to December 1990. He has been Chairman and Managing Partner of Atlas Holdings LLC since April 2002. From June 1999 until April 2002, he was a Managing Partner of Pegasus Investors, L.P., a private investment firm. Mr. Bursky is a director of several private companies in which he is an investor.

        Catherine James Paglia has been a member of the Board of Directors since 1990. She has been working full time as a Director of Enterprise Asset Management, Inc. since June 1999. Ms. Paglia served as Executive Vice President and Chief Financial Officer of Fine Host Corporation, a contract food service company, from April 1997 to September 1998. She served as Chief Financial Officer of the Company from February 1996 to April 1997, served as Executive Vice President of the Company from January 1989 to April 1997, and served as Secretary and Treasurer of the Company from December 1989 to April 1997. She was Chief Financial Officer of the Company from January 1989 to September 1993. From 1990 to April 1997, Ms. Paglia served as a Managing Director of Interlaken Capital and, from 1982 through 1988, was employed by Morgan Stanley & Co. Incorporated, serving as a Managing Director in the corporate finance area during the last two years of her tenure. Ms. Paglia is a director of the American Express Funds.

        Robert D. Neary has been a member of the Board of Directors since January 1999. He is retired Co-Chairman of Ernst & Young, and currently is Chairman of the Board of Trustees of the Armada Funds. Mr. Neary is a director of Commercial Metals Company.

        Jack H. Nusbaum has been a member of the Board of Directors since 1996. He is Chairman of the New York law firm of Willkie Farr & Gallagher where he has been a partner for more than the last five years. He also is a director of W.R. Berkley Corporation and The Topps Company, Inc.

        Joshua A. Polan has been a member of the Board of Directors since 1988. Mr. Polan is a Managing Director of Berkley Capital, LLC, a wholly-owned subsidiary of W.R. Berkley Corporation. He has been an executive officer of Interlaken Capital since June 1988, currently serving as a Managing Director. For more than the five years prior to June 1988, Mr. Polan was a partner in the accounting firm of Touche Ross & Co. He is currently a director of Capital Trust, Inc., a publicly held real estate investment trust, and LD Realty Advisors LLC.

        Mitchell I. Quain has been a member of the Board of Directors since 1995. He is presently Chairman of Register.com. From 1997 through 2001 he was Head of The Industrial Manufacturing Group at ABN Amro and predecessor companies, most recently as Vice-Chairman. For more than five years prior to May 1997, Mr. Quain was a Managing Director of Schroder Wertheim & Company. Mr. Quain is also a director of Hardinge, Inc., MagneTek, Inc., and Titan International. Mr. Quain is Chairman of the Board of Overseers of the School of Engineering and Applied Sciences at the University of Pennsylvania where he also serves on the Board of Trustees, and is a member of the Board of Trustees of Curry College in Milton, Massachusetts.

        Ronald C. Whitaker has been a member of the Board of Directors since 2001. He is presently the President and Chief Executive Officer of HYCO International. Mr. Whitaker served as President and Chief Executive Officer of the Company from September 2000 to January of 2003. From July 1999 to September 2000, Mr. Whitaker was an Operating Partner of Pegasus Investors, L.P., and from October 1996 to July 1999 served as President and Chief Executive Officer of Johnson Worldwide Associates, a worldwide producer of outdoor sporting goods. Prior to October 1996, he held the positions of President, Chief Executive Officer and/or Chairman at various manufacturing companies, including EWI (Studebaker) Inc., Colt's Manufacturing and Wheelabrator Corporation. He is currently a director of Firearms Training Systems.

        The Board of Directors recommends that shareholders vote FOR the election of each of the nominees as Directors.

APPROVAL OF INDEPENDENT AUDITORS
(PROPOSAL II)

        The Board of Directors unanimously recommends that shareholders vote FOR this Proposal II.

        KPMG LLP has been appointed by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005 (the independent registered public accounting firm of the Company is sometimes referred to hereafter as the "independent auditors" or the "auditors"). The Board of Directors is submitting this matter to a vote of shareholders in order to ascertain their views. If the appointment of KPMG LLP is not ratified at the Meeting, the Audit Committee will reconsider the appointment of auditors and will appoint auditors for the 2005 fiscal year without further shareholder action. Further, even if the appointment of auditors is ratified by shareholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment of auditors without submitting the matter to a vote of shareholders. The audit of the Company for fiscal 2004 was conducted by KPMG LLP.

        Audit Fees:    For the Company's fiscal years ended December 31, 2004 and 2003, the Company paid KPMG LLP fees for audit services totaling $240,000 and $268,500, respectively. The fees for audit services for the fiscal year ended December 31, 2003 were increased from $208,500 to $268,500 to include $60,000 of additional 2003 audit fees approved during 2004.

        Audit Related Fees:    During the Company's fiscal years ended December 31, 2004 and 2003, the Company did not engage KPMG LLP to provide other audit related services.

        Tax Fees:    For the Company's fiscal year ended December 31, 2004, the Company engaged KPMG LLP to provide tax related services associated with the Company's Mexican subsidiary, the fees for which were $6,000.    For the Company's fiscal year ended December 31, 2003, the Company did not engage KPMG LLP to provide tax related services.

        All Other Fees:    During the Company's fiscal years ended December 31, 2004 and 2003, the Company did not engage KPMG LLP to provide other services.

        A representative of KPMG LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Meeting.

        The affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve this Proposal II. Broker non-votes will be disregarded for voting purposes and will have no effect on the outcome of the vote on this Proposal II; however, an abstention on this Proposal II will have the effect of a negative vote.

        The Audit Committee pre-approves all engagements of the Company's independent registered public accounting firm for both audit and permissible non-audit services, including the fees and terms of each engagement. The Audit Committee annually meets with the independent registered public accounting firm and reviews and pre-approves all audit-related services prior to the commencement of the audit engagement. For permissible non-audit services, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee and the Chairman reviews the nature and terms of any proposed engagement of the independent registered public accounting firm. The Chairman will discuss the matter with management and, as necessary, with the independent registered public accounting firm, prior to making any determination to approve or reject any such engagement. Any approvals of non-audit services are then reported by the Chairman at the next Audit Committee meeting for approval by the Committee. All audit and non-audit services described above were pre-approved by the Audit Committee in accordance with the foregoing procedures.

        The Board of Directors recommends that shareholders vote FOR this Proposal II.

COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2004, the Board of Directors held five meetings and acted four times by unanimous written consent. Each of the directors who was a director for the full year attended at least 75% of the total number of meetings of the Board and meetings of the Committees of which the director was a member.

        The Board has four standing committees: the Executive Committee, the Stock Option and Compensation Committee, the Audit Committee and the Section 162(m) Committee.

        The Board has reviewed the qualifications for each of its members and determined that William R. Berkley, William R. Berkley, Jr., Andrew M. Bursky, Catherine James Paglia, Robert D. Neary, Jack H. Nusbaum, Joshua A. Polan and Mitchell I. Quain, are deemed independent, as such term is defined under the current listing standards of the NASDAQ National Market. Mr. Whitaker was President and Chief Executive Officer of the Company until January 15, 2003 and, therefore, will not be considered independent until January 15, 2006.

        The Executive Committee, composed of William R. Berkley, Jack H. Nusbaum and Ronald C. Whitaker, has the authority, with the authorization of the Board of Directors, to exercise all of the powers and authority of the Board to the extent permitted under the laws of the State of Delaware and the Company's Second Restated Certificate of Incorporation and By-laws. The Executive Committee did not hold any official meetings or act by unanimous written consent in 2004.

        The Stock Option and Compensation Committee, composed of Andrew M. Bursky and Joshua A. Polan, establishes the general compensation policies of the Company and the specific compensation level for the Company's executive officers. The Stock Option and Compensation Committee also administers the Director Stock Plan and, prior to the formation of the Section 162(m) Committee, administered the 1990 Plan. The Stock Option and Compensation Committee did not hold any official meetings or act by unanimous written consent in 2004.

        The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) under the Securities Exchange Act of 1934, as amended. The Audit Committee has been composed of Robert D. Neary, Catherine James Paglia and Mitchell I. Quain since May 19, 2004. From January 1, 2004 until May 19, 2004, the Audit Committee was composed of Robert D. Neary, Mitchell I. Quain and Andrew M. Bursky. The Audit Committee undertakes those tasks which, in its judgment, most effectively contribute to the integrity of the Company's financial reporting process. In particular, the Audit Committee considers and approves the engagement of the independent registered public accounting firm, approves the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, considers and approves audit and non-audit fees, and reviews the Company's internal controls with management and the independent registered public accounting firm. The Audit Committee held six meetings and acted once by unanimous written consent in 2004. Each member of the Audit Committee at the time these meetings were held attended each of the meetings. The Board of Directors has determined that the members of the Audit Committee are independent, as independence for audit committee members is defined in the NASDAQ National Market listing standards. The Board has also determined that each member of the Audit Committee qualifies as an audit committee financial expert as defined under the regulations of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit "A" to this Proxy Statement.

        The Section 162(m) Committee is composed of Andrew M. Bursky and Robert D. Neary, and has the authority to administer the 1990 Plan and approve all options granted thereunder, as well as all options granted under the 1999 Plan. The Section 162(m) Committee did not hold any official meetings and acted once by unanimous written consent in 2004.

Nomination of Directors

        The Board of Directors has adopted procedures providing that nominations for candidates for director will either be (i) recommended by a majority of the independent directors for selection by the Board or (ii) discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Board, including the affirmative vote of a majority of the independent directors. The Company does not have a nominating committee. Due to the fact that eight of the nine directors are independent under NASDAQ National Market listing standards, including the Chairman of the Board of Directors, the Company does not believe there is a need to establish a separate nominating committee.

        In searching for qualified director candidates to be nominated to stand for election to the Board or fill vacancies in the Board, the Board or the independent directors (as applicable, the "Nominating Group") is guided by the process set forth below. For nominations required for election at an annual meeting of stockholders, the Nominating Group first considers nominating the current directors whose terms are expiring and considers their past performance on the Board, in accordance with the criteria described below, in determining whether to nominate them for re-election.

        Criteria:    The Board evaluates candidates based on financial literacy, knowledge of the Company's industry or other background relevant to the Company's needs, status as a stakeholder in the Company, independence (for purposes of compliance with the rules of the Securities and Exchange Commission and the listing standards of the NASDAQ National Market) and willingness, ability and availability for service.

        In connection with nominations for elections at annual meetings or to fill vacancies in the Board, the Nominating Group solicits the current members of the Board for the names of potential qualified candidates. In addition, the Nominating Group may ask the directors to pursue their own business contacts for the names of potentially qualified candidates.

        The Nominating Group then considers the potential pool of director candidates derived from the foregoing process, selects the top candidates (by majority vote of the independent directors and, as applicable, the full Board) to fill the number of openings based on their qualifications, the Board's needs (including the need for independent directors) and the criteria set forth above. The Nominating Group then conducts a thorough investigation of the proposed candidates' backgrounds to ensure there is no past history that would disqualify the candidate from serving as a director of the Company or bring embarrassment to the Company. Those candidates that are selected and pass the background investigation are either recommended to the full Board for nomination (to the extent the independent directors constitute the Nominating Group) or selected for nomination (to the extent nominations were discussed by the full Board and approved by a majority of the Board and the independent directors). The nominees for this Meeting were discussed by the full Board and approved for nomination by the affirmative vote of a majority of the full Board and the affirmative vote of a majority of independent directors.

        SDI has not engaged, nor does it believe that it is necessary to engage, any third party to assist it in identifying director candidates, and it has never received a proposed candidate from a source outside of the Company. In August 2004, the Board of Directors of the Company, including the independent directors, implemented a policy that they would not consider nominees proposed by shareholders in making nominations for director. The Board believes that this policy is appropriate based on the directors beneficially owning a large percentage of the outstanding Common Stock of the Company. Also, the independence of the vast majority of the Board members along with their sophistication and business contacts ensure that well qualified candidates will be nominated for election.

COMPENSATION OF DIRECTORS

        During the fiscal year ended December 31, 2004, in consideration of services rendered during 2004, each of the non-employee members of the Board of Directors received, under the Director Stock Plan, non-qualified options to purchase 400 shares of the Common Stock with an exercise price of $14.00 per share. Under the Director Stock Plan, each of the Company's directors who is not an employee of the Company will be granted an option to purchase 400 shares of the Common Stock on December 31 of each year. All options are granted at a price equal to the fair market value of the Common Stock on the date of grant, and have a maximum term of five years. During 2004, each non-employee director of the Company received a cash fee of $3,000 in consideration of each meeting of the Board attended by the director. In addition, each non-employee director who served on a committee of the Board (other than the Audit Committee) during 2004, and who remained a director at the end of 2004, received a cash fee of $1,000. During 2004, the Chairman of the Audit Committee received $5,000 and the other members of the Audit Committee received $3,000 for serving on such committee. During 2005, each non-employee director of the Company will receive a cash fee of $3,000 in consideration of each meeting of the Board attended by the director. In addition, each non-employee director who serves on a committee of the Board during 2005 (other than the Audit Committee), and who remains a director at the end of 2005, will receive a cash fee of $1,000. During 2005, each member of the Audit Committee will receive the following fees, in addition to any other director or committee fees: (i) for the Chairman of the Committee, $2,500 for each regular meeting attended up to a total of $5,000, and (ii) for other members of the Committee, $1,500 for each meeting attended, up to a total of $3,000. The Company also has a general policy to reimburse members of the Board of Directors for all reasonable expenses incurred in connection with their attendance at directors' meetings.

IDENTIFICATION OF EXECUTIVE OFFICERS

Name	Executive Position and Offices Held	Executive Officer Since	Term Expires	Age
Donald C. Woodring	President and Chief Executive Officer	2003	2005	42
Richard S. Martin	Chief Financial Officer and Treasurer	2003	2005	41
Daniel J. Kearney	Vice President of Human Resources, General Counsel & Secretary	2004	2005	42

Background of Executive Officers

        The following is a brief account of the business experience of each of the persons listed in the foregoing table. There are no family relationships or special understandings pursuant to which such persons have been elected as officers of the Company except as described below. None of the officers has any substantial interest in any matter to be acted upon.

        Mr. Woodring has served as the Company's CEO since January of 2003, after holding other executive support and operating roles in the Company. He joined SDI in December 2000 after consulting for the Company. Prior to establishing his own consulting company in October 1999, Mr. Woodring was the Vice-President of Logistics for Pameco Corporation, a wholesale distributor of HVAC/R products, from February 1998 to October 1999 and held the same position with EMCO, Ltd., a Canadian and U.S. based wholesale distributor of plumbing and PVF products, from February 1997 to February 1998. Prior to that, Mr. Woodring was Senior Vice-President of Metro Canada Logistics, a third party logistics company, from October 1993 to January 1997, and General Manager for the Mexican operations of Exel Logistics, a third party logistics company, from January 1987 to October 1993, leaving briefly to support his family's business. Mr. Woodring earned a B.S. degree from The Pennsylvania State University in Business Logistics.

        Mr. Martin joined SDI as Chief Financial Officer and Treasurer of the Company in May of 2003. Mr. Martin has over 15 years of domestic and international finance and accounting experience. Prior to joining SDI, Mr. Martin served as the Vice President of Finance & Tax, Treasurer and Principal Accounting Officer at Maxxim Medical from 2000 to 2002, Vice President of Finance & Tax, Treasurer and Principal Accounting Officer at Pameco Corporation from 1998 to 2000 and was a manager at United Parcel Service from 1991 to 1998. Mr. Martin received his B.S. Degree in Accounting from the University of Connecticut and his M.S. Degree in Taxation from the University of Hartford. He is a Certified Public Accountant and a Certified Treasury Professional.

        Mr. Kearney joined the Company as Vice President of Human Resources, General Counsel and Secretary in August of 2004. Before joining SDI, during 2002 and 2003, Mr. Kearney acted as Interim Corporate Counsel for Quest Diagnostics, and from 1996 to 2002, Mr. Kearney served as Vice President and General Counsel of Stitch Networks Corporation, a provider of wireless networking solutions for remotely managing distributed assets and inventory. Mr. Kearney was promoted to President of Stitch Networks Corporation in 2002. From 1993 to 1995, Mr. Kearney served as General Counsel and Secretary of SWFTE International, Ltd., an international software publisher. Before joining SWFTE International, Mr. Kearney practiced corporate and securities law for six years at Philadelphia based law firms, Pelino & Lentz, P.C. (from 1989 to 1993) and Drinker Biddle & Reath (from 1987 to 1989). Mr. Kearney earned his Juris Doctorate Degree from the Dickinson School of Law and his B.S. Degree in Accounting from Saint Francis University.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

        The Stock Option and Compensation Committee of the Board of Directors (the "Compensation Committee") establishes the general compensation policies of the Company and the specific compensation level for the Company's executive officers. The Compensation Committee also reviews the levels of compensation of senior officers of the Company's subsidiaries. The Compensation Committee is composed of Andrew M. Bursky and Joshua A. Polan.

CEO Compensation

        The Compensation Committee establishes the Chief Executive Officer's salary by considering the compensation packages of CEO's of comparably-sized companies, and by considering the type of compensation package that would be necessary in order to retain a Chief Executive Officer with the skills and experience necessary to achieve the goals that the Board of Directors had established for the Company. The Compensation Committee relied on its general knowledge of the industry and made a subjective determination based thereon. A bonus in the amount of $66,600 was awarded to the CEO of the Company for 2004, based on the Compensation Committee's subjective evaluation of the Company's performance in 2004.

Compensation of Executive Officers Generally

        The Compensation Committee believes that the compensation of executive officers of the Company should be heavily influenced by Company performance, as measured by achievement of operating, financial and strategic objectives. It further believes that Company performance should be viewed both from a short-term and a long-term perspective. The compensation levels of the Company's executive officers and of the senior officers of the Company's subsidiaries are set with a view to aligning compensation with the Company's business objectives and performance. The Compensation Committee also believes it is important to use compensation to enable the Company to attract and reward officers who contribute to the Company's long-term success. To these ends, the Company relies on cash compensation consisting of base salary and individual bonus awards and stock based compensation in the form of stock options. Bonuses in the aggregate amount of $101,600 were awarded to all executive officers of the Company for 2004, based on the Compensation Committee's subjective evaluation of the Company's performance in 2004.

        Stock options are granted to executive officers based on an evaluation of the executive's ability to influence the Company's long-term growth and profitability. In the case of senior officers employed by subsidiaries, the subsidiary's financial performance and potential future contributions to overall corporate profitability are also taken into account.

COMPENSATION COMMITTEE

Andrew M. Bursky
Joshua A. Polan

April 18, 2005

        The report of the Compensation Committee is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2004. No executive officer of the Company has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either as a member of the Company's Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE (1)
(1)    This Report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility to oversee the process of financial reporting by the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement of Auditing Standards No. 61. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No.1 and considered the compatibility of non-audit services provided by the independent auditors with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has appointed KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. The Board of Directors is submitting the appointment of KPMG LLP to the shareholders for ratification.

Robert D. Neary, Chairman
Catherine James Paglia
Mitchell I. Quain

EXECUTIVE COMPENSATION

        The following table sets forth all the cash and non-cash compensation for the fiscal year ended December 31, 2004, and for each of the prior two fiscal years, awarded to or earned by the Chief Executive Officer, the Chief Financial Officer, the former Chief Operating Officer, the former Chief Accounting Officer and Controller and the former Vice President, Law. No other person who served as an executive officer of the Company at December 31, 2004 earned more than $100,000 in salary and bonus in the fiscal year ended December 31, 2004.

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)		Bonus ($)
Donald C. Woodring[1] President and Chief Executive Officer	2004 2003 2002	$ $ $	250,000 236,000 206,000	$ $ $	66,600 66,600 60,000	10,000 -0- -0-	$ $ $	16,100 14,100 13,800	[2] [3] [4]
Richard S. Martin[5] Chief Financial Officer and Treasurer	2004 2003	$ $	183,000 112,000	$ $	20,000 27,500	7,500 -0-	$ $	12,000 31,300	[6] [7]
Francis M. Shea[8] Chief Operating Officer	2004 2003 2002	$ $ $	108,000 204,000 178,000	$ $	-0- 50,000 65,000	-0- -0- -0-	$ $ $	56,250 5,100 4,500	[9] [10] [10]
David J. Wheat[11] Vice President, Law	2004 2003 2002	$ $ $	75,000 160,000 154,000		$-0- -0- 20,000	-0- -0- -0-	$ $ $	45,800 4,800 2,500	[12] [10] [10]
David L. Courtright[13] Chief Accounting Officer and Controller	2004 2003 2002	$ $ $	99,000 129,000 123,000		$-0- -0- 15,000	-0- -0- -0-	$ $ $	38,650 3,000 2,750	[14] [10] [10]

1
Mr. Woodring was appointed President and Chief Executive Officer on January 15, 2003. Mr. Woodring served as Executive Vice President from January 1, 2003 to January 15, 2003 and his compensation in such capacity is included in his salary for 2003.

2
Represents payments made by the Company for a leased automobile provided for the use of the executive officer ($9,600) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($6,500).

3
Represents payments made by the Company for a leased automobile provided for the use of the executive officer ($8,100) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($6,000).

4
Represents payments made by the Company for a leased automobile provided for the use of the executive officer ($7,800) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($6,000).

5
Mr. Martin's employment with the Company commenced on May 16, 2003.

6
Represents relocation expenses reimbursed by the Company ($6,300) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($5,700).

7
Represents relocation expenses reimbursed by the Company.

8
Mr. Shea's employment with the Company terminated on May 28, 2004.

9
Represents severance payments ($53,750) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,500).

10
Represents contributions made by the Company on behalf of the executive officers to the Company's Retirement Savings Plan.

14

11
Mr. Wheat's employment with the Company terminated on May 20, 2004.

12
Represents severance payments ($43,700) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,100).

13
Mr. Courtright's employment with the Company terminated on November 11, 2004.

Represents severance payments ($36,200) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,450).

Option Grants in Last Fiscal Year

        The following table sets forth all options granted during 2004 to the persons named in the Summary Compensation Table.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
% of Total Options Granted to Employees in Fiscal Year
Name	Number of Securities Underlying Options Granted (#)			Exercise or Base Price ($/Sh)	Expiration Date
						5% ($)	10% ($)
Donald C. Woodring	10,000	(1)	17.54%	$11.69	12/9/2014	$73,518	$186,308
Richard S. Martin	7,500	(2)	13.16%	$11.69	12/9/2014	$55,139	$139,731
Francis M. Shea	-0-		N/A	N/A	N/A	N/A	N/A
David J. Wheat	-0-		N/A	N/A	N/A	N/A	N/A
David L. Courtright	-0-		N/A	N/A	N/A	N/A	N/A

(1)
The Option granted to Mr. Woodring becomes exercisable as follows: Mr. Woodring may purchase 3,333 shares of Common Stock beginning April 30, 2006, 3,333 shares of Common Stock beginning April 30, 2007 and 3,334 shares of Common Stock beginning on April 30, 2008.

(2)
The Option granted to Mr. Martin becomes exercisable as follows: Mr. Martin may purchase 2,500 shares of Common Stock beginning May 19, 2006, 2,500 shares of Common Stock beginning May 19, 2007 and 2,500 shares of Common Stock beginning on May 19, 2008.

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

        The following table indicates, for all persons named in the Summary Compensation Table, the number of shares of Common Stock acquired upon exercise of options in 2004, their year-end option holdings and the value of in-the-money unexercised options at December 31, 2004. Except for Mr. Shea, none of these individuals exercised any options in 2004.

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable (1)	Unexercisable (1)
Donald C. Woodring	-0-	$-0-	5,625	11,875	$58,500	$42,600
Richard S. Martin	-0-	-0-	-0-	7,500	-0-	17,325
Francis M. Shea	500	3,895	-0-	-0-	-0-	-0-
David J. Wheat	-0-	-0-	-0-	-0-	-0-	-0-
David L. Courtright	-0-	-0-	-0-	-0-	-0-	-0-

(1)
The fiscal year-end closing price of the Common Stock was $14.00.

Employment Contracts, Termination of Employment and
Change in Control Agreements

        Mr. Woodring entered into a letter agreement with the Company in November of 2000 relating to his employment with the Company as Senior Vice President, Field Support. Under the letter agreement, Mr. Woodring is entitled to a base salary of $200,000, an $800 per month car allowance and twelve months of severance plus benefits if Mr. Woodring's employment is terminated for reasons other than cause. Pursuant to the terms of the letter of employment between the Company and Mr. Woodring, Mr. Woodring is entitled at his discretion to trigger the Company's obligation to pay him one year's severance plus benefits upon a change in control. As Chief Executive Officer of the Company, Mr. Woodring's current base salary is $250,000. The letter agreement does not have a stated employment term, and the severance provisions of the letter agreement will remain in effect for so long as Mr. Woodring remains employed by the Company.

        Mr. Martin entered into an executive employment agreement with the Company in June of 2003 relating to his employment with the Company as Chief Financial Officer. Under this agreement, Mr. Martin is entitled to a base salary of $180,000 and bonus compensation at such times as other executive officers of the Company receive bonus compensation in amounts determined in the discretion of the Board of Directors of the Company. Mr. Martin is also entitled to twelve months of severance if his employment is terminated by the Company for reasons other than cause, subject to set off by the Company of amounts paid to or earned by Mr. Martin should he accept other employment or engage in his own business during the twelve month period that severance is due. The agreement has a stated employment term commencing May 19, 2003 and ending May 18, 2006, subject to certain early termination provisions, and the severance provisions of the agreement will remain in effect during that employment term.

        Mr. Kearney entered into a letter agreement and employment agreement with the Company in August and November of 2004, respectively, relating to his employment by the Company as General Counsel. Under these agreements, Mr. Kearney is entitled to a base salary of $175,000 and conditional bonus compensation of up to 30% of Mr. Kearney's base salary. Mr. Kearney is also entitled to six months of severance plus benefits if his employment is terminated by the Company for reasons other than cause. The agreements do not have a stated employment term, and the severance provisions of the agreements will remain in effect for so long as Mr. Kearney remains employed by the Company.

COMPANY STOCK PERFORMANCE GRAPH

        Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company's Common Stock with the yearly cumulative total shareholder return of the NASDAQ Market Index and an index of a group of peer companies selected by the Company. The comparison of total shareholder returns assumes that $100 was invested on December 31, 1999 in each of the Company, the NASDAQ Market Index and the peer group index, and that dividends were reinvested when and as paid. The companies in the peer group are Lawson Products, Inc., Noland Company, MSC Industrial Direct Co., Inc., JLK Direct Distribution, Inc. (through the third quarter of 2000) and Industrial Distribution Group, Inc. The Company is not included in the peer group. In calculating the yearly cumulative total shareholder return of the peer group index, the shareholder returns of the companies included in the peer group are weighted according to the stock market capitalizations of such companies at the beginning of each period for which a return is indicated.

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on December 31, 1999 with dividends reinvested

SOURCE: GEORGESON SHAREHOLDER COMMUNICATIONS INC.

	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04
Strategic Distribution Inc.	$100	$30	$42	$88	$133	$131
Nasdaq US	$100	$60	$48	$33	$49	$54
Custom Composite Index (5 Stocks)	$100	$124	$136	$135	$191	$258

The Custom Composite Index consists of Lawson Products, Inc., Noland Company, Inc., MSC Industrial Direct Co., Inc., JLK Direct Distribution, Inc. (through the third quarter of 2000) and Industrial Distribution Group, Inc.

        The price of the Common Stock on December 31, 2004, as reflected in the December 31, 2004 shareholder return in the Performance Graph, represents the last reported sale price of the Common Stock on the NASDAQ National Market on December 31, 2004, the last trading date in 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information, as of April 6, 2005, concerning beneficial ownership of the Common Stock (calculated based on 2,958,174 shares outstanding) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company and each nominee to become a director, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

Title of Class	Name and Address of Beneficial Owner (a)	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	William R. Berkley Director, Chairman of the Board	725,175	(b)	24.51%
Common Stock	William R. Berkley, Jr. Director	35,866	(c)	1.21%
Common Stock	Andrew M. Bursky Director	99,896	(d)	3.37%
Common Stock	Catherine James Paglia Director	65,341	(e)	2.20%
Common Stock	Robert D. Neary Director	7,400	(f)	*
Common Stock	Jack H. Nusbaum Director	3,400	(g)	*
Common Stock	Joshua A. Polan Director	24,817	(h)	*
Common Stock	Mitchell I. Quain Director	22,149	(i)	*
Common Stock	Ronald C. Whitaker Director	800	(j)	*
Common Stock	Donald C. Woodring President and Chief Executive Officer	9,196	(k)	*
Common Stock	Richard S. Martin Chief Financial Officer, Treasurer	0		*
Common Stock	Daniel J. Kearney Vice President Human Resources, General Counsel and Secretary	0		*
Common Stock	Steel Partners II, L.P.	289,489	(l)	9.79%
Common Stock	Nader Tavakoli	282,211	(m)	9.54%
Common Stock	EagleRock Capital Management, LLC	263,332	(n)	8.90%
Common Stock	Dimensional Fund Advisors Inc.	202,307	(o)	6.84%
Common Stock	Royce & Associates, LLC	174,690	(p)	5.91%
Common Stock	Fifth Third Bancorp	168,600	(q)	5.70%
Common Stock	All executive officers and directors (including nominees) as a group (12 persons)	963,274	(r)	32.27%

*Owns
less than 1% of the outstanding shares of the Common Stock.

(a)
The business address of William R. Berkley is 475 Steamboat Road, Greenwich, Connecticut 06830. The business address of Steel Partners II, L. P. is set forth in footnote (l). The business address of Nader Tavakoli is set forth in footnote (m). The business address of EagleRock Capital Management, LLC is set forth in footnote (n). The business address of Dimensional Fund Advisors Inc. is set forth in footnote (o). The business address of Royce & Associates, Inc. is set forth in footnote (p). The business address of Fifth Third Bancorp is set forth in footnote (q). The business address for all other individuals identified in the above table is c/o Strategic Distribution, Inc., 1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania 19007.

(b)
Includes (i) 800 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Berkley; (ii) 38,841 shares of the Common Stock directly held by The Berkley Family Limited Partnership (as a general partner of the The Berkley Family Limited Partnership, Mr. Berkley may be deemed to be the beneficial owner of such shares); (iii) 30,766 shares of the Common Stock held by William R. Berkley, Jr. and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of William R. Berkley, Jr., a trust for which Mr. Berkley's spouse is the trustee and his son is the beneficiary (as a result of his spouse's acting as a trustee, Mr. Berkley may be deemed to be the beneficial owner of such shares); and (iv) 30,766 shares of the Common Stock held by Lauren Elizabeth Berkley and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of Lauren Elizabeth Berkley, a trust for which Mr. Berkley's spouse is the trustee and his daughter is the beneficiary (as a result of his spouse's acting as a trustee, Mr. Berkley may be deemed to be the beneficial owner of such shares). The number of outstanding shares used for calculating percent of class is 2,958,974.

(c)
Includes (i) 1,600 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Berkley; and (ii) 30,766 shares of the Common Stock held by William R. Berkley, Jr. and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of William R. Berkley, Jr.(since Mr. Berkley is the beneficiary and co-trustee of this trust, he may be deemed to be the beneficial owner of the shares held by the trust). The 30,766 shares held by the Trust for the Benefit of William R. Berkley, Jr. are the same shares reported by Mr. Berkley's father in footnote (b) above.    The number of outstanding shares used for calculating percent of class is 2,959,774.

(d)
Includes (i) 1,000 shares of the Common Stock held in trust for Mr. Bursky's minor child; and (ii) 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Bursky. Mr. Bursky is the trustee of the trust which holds shares of the Common Stock for his minor child, and as such he may be deemed to be the beneficial owner of such shares. The number of outstanding shares used for calculating percent of class is 2,960,174.

(e)
Includes 7,000 shares of the Common Stock which are subject to currently exercisable stock options held by Ms. Paglia. The number of outstanding shares used for calculating percent of class is 2,965,174.

(f)
Includes 800 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Neary.

(g)
Includes 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Nusbaum.

(h)
Includes 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Polan, and 5,000 shares held by Mr. Polan's spouse.

(i)
Includes (i) 2,000 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Quain; (ii) 2,600 shares owned by the Samuel Quain Trust; (iii) 2,600 shares owned by the Rhonda Quain Trust; (iv) 2,600 shares owned by the Jacob Quain Trust; and (v) 2,600 shares owned by the Michelle Quain Trust. Mr. Quain is the Trustee of the Trusts, and, as such, may be deemed the beneficial owner of the shares held in the Trusts.

(j)
Includes 800 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Whitaker.

(k)
Includes 7,500 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Woodring.

(l)
The business address of Steel Partners II, L.P. ("Steel Partners") is 590 Madison Avenue, 32nd Floor, New York, New York 10022. Information regarding Steel Partners has been obtained by the Company from a Form 4 filed by Steel Partners with the Securities and Exchange Commission on or about January 29, 2004.

(m)
The business address of Nader Tavakoli is 551 Fifth Avenue, 34th Floor, New York, NY 10176. Information regarding Nader Tavikoli has been obtained by the Company from a Schedule 13G filed by Nader Taviloli with the Securities and Exchange Commission on or about February 15, 2005.

(n)
The business address of EagleRock Capital Management, LLC ("EagleRock") is 551 Fifth Avenue, 34th Floor, New York, NY 10176. Information regarding EagleRock has been obtained by the Company from a Schedule 13G filed by EagleRock with the Securities and Exchange Commission on or about February 15, 2005.

(o)
The business address of Dimensional Fund Advisors Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Information regarding Dimensional has been obtained by the Company from a Schedule 13G filed by Dimensional with the Securities and Exchange Commission on or about February 9, 2005. Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 202,307 shares of the Common Stock as of December 31, 2004, all of which shares are held by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such shares.

(p)
The business address of Royce & Associates, LLC ("Royce") is 1414 Avenue of the Americas, New York, NY 10019. Information regarding Royce has been obtained by the Company from a Schedule 13G filed by Royce with the Securities and Exchange Commission on or about February 3, 2005. Royce is a registered investment adviser.

(q)
The business address of Fifth Third Bancorp ("Fifth Third") is Fifth Third Center, Cincinnati, Ohio 45263. Information regarding Fifth Third has been obtained by the Company from a Schedule 13G filed by Fifth Third with the Securities and Exchange Commission on or about February 14, 2005. The 168,600 shares of the Common Stock are held by Fifth Third's subsidiaries, Fifth Third Bank, Fifth Third Bank (Tennessee), Fifth Third Bank (Michigan) and Fifth Third Asset Management, Inc.

(r)
Includes 26,500 shares of the Common Stock which are subject to options held by executive officers and directors of the Company that are currently exercisable or will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is 2,984,674.

TRANSACTIONS WITH AFFILIATES

        The Company has retained Willkie Farr & Gallagher as its legal counsel on certain matters during its last fiscal year, and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, a director of the Company, is Chairman of Willkie Farr & Gallagher.

        The Company believes that the foregoing transactions were on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will engage in transactions with affiliated parties only if they satisfy the foregoing criteria.

SHAREHOLDER PROPOSALS

        Any shareholder who wishes to submit a proposal for consideration at the Company's 2006 Annual Meeting of Shareholders, and who wishes to have it set forth in the Company's proxy statement for such annual meeting and identified in the form of proxy proposed by the Company in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must notify the Company in writing by notice delivered or mailed by first class U.S. mail to Strategic Distribution, Inc., c/o Donald C. Woodring, President and Chief Executive Officer, 1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania 19007, in such manner that such notice is received by the Company not later than December 18, 2005. Any such notice shall set forth: (1) the name and address of the shareholder and the proposal to be introduced; (2) the number of shares held of record, owned beneficially and represented by proxy by such shareholder as of the date of such notice; and (3) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the 2006 Annual Meeting of Shareholders may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

        With respect to a proposal submitted by a shareholder for the 2006 Annual Meeting of Shareholders outside of the process of Rule 14a-8 for which notice of the proposal is not received by the Company (at the address stated above) on or before March 7, 2006, the proxy to be solicited on behalf of the Board for the next annual meeting may confer discretionary authority to vote on any such proposal properly coming before such meeting.

Shareholder Communication with the Board

        The Company has not adopted a formal written procedure for shareholder communications with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company's General Counsel, 1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania 19007, with a request to forward the same to the intended recipient.

        In accordance with Company policy, all of the directors are expected to attend the Annual Meeting of Shareholders unless they have an unavoidable conflict. All of the directors attended the 2004 Annual Meeting of Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To the Company's knowledge, each person who at any time during 2004 was a director, executive officer or beneficial owner of more than ten percent of the Common Stock filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

MISCELLANEOUS

        A copy of the Company's Annual Report for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, has been delivered free of charge to shareholders with this solicitation. A copy of the Company's Annual Report on Form 10-K, including exhibits if requested, will be furnished upon the payment of a reasonable fee to cover the Company's expense in reproducing and mailing same, to each shareholder who mails a written request therefor to: Strategic Distribution, Inc., 1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania 19007, attention: Shareholder Services.

        Please complete, date, sign and mail promptly the accompanying proxy in the postage-paid envelope enclosed for your convenience. The signing of the proxy will not prevent your attending the Meeting and voting in person.

Bristol, Pennsylvania
April 18, 2005

EXHIBIT A

STRATEGIC DISTRIBUTION, INC.
AUDIT COMMITTEE CHARTER

Statement of Policy

        The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation as set forth in more detail in this Charter.

        The Audit Committee's responsibility is principally one of oversight. The Corporation's management is responsible for the preparation, presentation and integrity of the Corporation's financial statements and disclosures, and the independent auditors are responsible for auditing year-end financial statements and reviewing quarterly financial statements. It is not the duty of the Committee to certify the Corporation's financial statements, to guarantee the independent auditors' work or to plan or conduct audits. The Committee shall be entitled to rely on the expertise, skills and knowledge of management and the independent auditors as well as the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibility of management or the independent auditors.

Organization and Composition

        The Audit Committee of the Board of Directors shall be composed of not less than three independent directors, appointed annually by the Board of Directors. The members shall meet such requirements as are established for them pursuant to law or the rules of the Securities and Exchange Commission ("SEC") or any other applicable regulatory authority or securities exchange or trading system, and, to the extent practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. The Chairman of the Audit Committee shall be designated by the Board of Directors.

        Except for fees paid by the Corporation for service on the Audit Committee or as a member of the Board of Directors, no member of the Audit Committee shall accept any consulting, advisory or other compensatory fee from the Corporation.

Meetings

        The Audit Committee shall meet as frequently as circumstances dictate but no less frequently than four times a year. A majority of the members of the Audit Committee shall constitute a quorum. Meeting agenda will be provided to Committee members in advance of the meeting, along with appropriate meeting materials. The Audit Committee shall maintain minutes or other records of its meetings and activities.

Authority and Responsibilities

        In performing its oversight function, the Audit Committee shall undertake those tasks, which, in its judgment, most effectively contribute to the integrity of the financial reporting process. In particular, the Audit Committee shall:

  •
  Seek to encourage a "tone at the top" or environment within the Corporation that encourages integrity in financial reporting.

  •
  Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged to conduct the audit of the Corporation's financial statements (including resolution of disagreements between management and the independent auditors regarding financial reporting) or other audit, review or attest services.

  •
  Cause the independent auditors engaged by the Corporation for audit, review or attest services to report directly to the Audit Committee.

  •
  Meet with the independent auditors to inquire into the scope of the audit proposed for the current year and significant audit procedures to be utilized, and the adequacy of material accounting and financial controls.

  •
  In consultation with the management and the independent auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  •
  Approve any audit and non-audit services to be provided by the independent auditors prior to engaging them for such purpose. In determining whether to grant such approval, the Audit Committee shall consider whether the provision of non-audit services is compatible with maintaining the auditors' independence, including, but not limited to, the nature and scope of the specific services to be performed and whether the audit process would require the auditors to review any advice rendered by their firm in connection with the provision of such non-audit services.

  •
  Review and pre-approve all fees paid to the independent auditors for audit and non-audit services.

  •
  Prior to releasing the year-end earnings discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  •
  Discuss the financial statements contained in the annual report with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements and discuss the auditors' judgment about the quality, and not just the acceptability, of the accounting principles and disclosures and any year-to-year changes.

  •
  Review with financial management and the independent auditors the Corporation's quarterly financial results prior to the release of earnings. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the Audit Committee for purposes of this review.

  •
  Review matters relevant to the independence of the independent auditors, receive from the independent auditors written statements delineating all relationships between the auditors and the Corporation, consistent with the Independence Standards Board Standard 1; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and take, or recommend that the Board take, appropriate action to ensure the independence of the auditors.

  •
  Obtain and review on an annual basis a report by the independent auditor describing the independent auditor's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and any steps taken to deal with any such issues.

  •
  Provide appropriate opportunity for the independent auditors to meet with the Audit Committee without management present.

  •
  Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submissions of concerns by employees regarding accounting and auditing matters

  •
  Investigate any matter brought to the Audit Committee's attention within the scope of its duties, which, in its judgment, warrants investigation.

  •
  Possess the power to retain independent counsel, accountants, consultants or others at the Corporation's expense for the purpose of carrying out its responsibilities.

  •
  Annually prepare a report to shareholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.

  •
  Confer as necessary with the Corporation's legal counsel regarding legal compliance or other matters that could have a material impact on the Corporation's financial statements.

  •
  Periodically report to the Board of Directors on significant results of the foregoing activities.

  •
  Review disclosures made by the CEO and CFO during the Form 10-K and Form 10-Q certification process concerning significant deficiencies, if any, in the design and operation of internal controls or any fraud involving management or other employees of the Corporation who have a significant role in the Corporation's internal controls.

  •
  Review and reassess the adequacy of this Charter annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Funding

        The Corporation shall provide appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for services approved by the Audit Committee, (ii) compensation to any legal counsel or other advisers engaged by the Audit Committee, and (iii) all ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its responsibilities.

Revised: August 12, 2004

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

STRATEGIC DISTRIBUTION, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2005

        The undersigned shareholder(s) of Strategic Distribution, Inc. (the "Company") hereby appoints Richard S. Martin, Daniel J. Kearney and William L. Mahone (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with the power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed on the reverse hereof, at the Annual Meeting of Shareholders to be held at the offices of Interlaken Capital, Inc., 475 Steamboat Road, Greenwich, Connecticut 06830 on May 18, 2005 at 10:00 a.m. local time, and at any adjournments thereof, for the transaction of the following business:

(Continued on the other side)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE
ENCLOSED ENVELOPE.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS	Please mark your votes like this	☒
Proposal I. Please indicate your vote for the Directors. The nominees are William R. Berkley, William R. Berkley, Jr., Andrew M. Bursky, Catherine James Paglia, Robert D. Neary, Jack H. Nusbaum, Joshua A. Polan, Mitchell I. Quain and Ronald C. Whitaker.			PROPOSAL II. To ratify the appointment of KPMG LLP, Certified Public Accountants, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Election of Directors	FOR ☐	WITHHELD ☐
WHEN PROPERLY EXECUTED, THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW. YOU NEED NOT MARK ANY BOXES. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE "FOR" EACH PROPOSAL AND IN THEIR DISCRETION FOR ANY OTHER MATTERS COMING BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
For all nominees, except the following:
The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 18, 2005 and the Proxy Statement dated April 18, 2005. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
Signature(s)	Date:

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

QuickLinks

Voting at the Meeting
DESCRIPTION OF OUTSTANDING CAPITAL STOCK
ELECTION OF DIRECTORS (PROPOSAL I)
APPROVAL OF INDEPENDENT AUDITORS (PROPOSAL II)
COMMITTEES AND MEETINGS
COMPENSATION OF DIRECTORS
IDENTIFICATION OF EXECUTIVE OFFICERS
REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE (1) (1) This Report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
Employment Contracts, Termination of Employment and Change in Control Agreements
COMPANY STOCK PERFORMANCE GRAPH
CUMULATIVE TOTAL RETURN Based upon an initial investment of $100 on December 31, 1999 with dividends reinvested
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH AFFILIATES
SHAREHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS
STRATEGIC DISTRIBUTION, INC. AUDIT COMMITTEE CHARTER
STRATEGIC DISTRIBUTION, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2005
(Continued on the other side) PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.